EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2024)

NAME OF ENTITY	JURISDICTION	ASSUMED BUSINESS NAME(S) (if different than entity name)
US SUBSIDIARIES
797 Valley Street LLC	New Jersey
6200 Centennial Center Holdco, LLC	Nevada
7150 West Sahara Holdco, LLC	Nevada
7200 West Sahara Property Holdco II, LLC	Nevada
Ann Arbor-B, LLC	Michigan	BMW of Ann Arbor
Ann Arbor-CC, LLC	Michigan	Suburban Chevrolet Cadillac of Ann Arbor Suburban Chevrolet Cadillac Collision of Ann Arbor Suburban Used Car Outlet
Ann Arbor-CJD, LLC	Michigan	Suburban Chrysler Dodge Jeep Ram of Ann Arbor
Ann Arbor-M, LLC	Michigan	Mercedes-Benz of Ann Arbor
Austin-H, Inc.	Texas	Howdy Honda
Austin-KI, Inc.	Texas	Kia of North Austin
Avondale-N, Inc.	Arizona	Avondale Nissan
Back in Texas Auto Sales, LLC	Delaware	Grapevine Honda
Baierl Auto Parts, LLC	Pennsylvania
Baierl Automotive Corporation	Pennsylvania	Baierl Acura
Baierl Chevrolet, Inc.	Pennsylvania	Baierl Chevrolet Baierl Collision Center
Baierl Holding, LLC	Pennsylvania
Bellevue-S, LLC	Washington	Michael’s Subaru of Bellevue
Bellevue-T, LLC	Washington	Michael’s Toyota of Bellevue
Bend-CDJR, LLC	Oregon	Lithia Chrysler Dodge Jeep Ram of Bend
Bend-N, LLC	Oregon
Cadillac of Portland Lloyd Center, LLC	Oregon	Cadillac of Portland
Caldwell-Air, LLC	Idaho	Boise Airstream Adventures
Camp Automotive, Inc.	Washington	Camp Chevrolet
Carbone Auto Body, LLC	New York
Centennial-Hy, LLC	Nevada	Centennial Hyundai
Chamblee-H, LLC	Georgia	Curry Honda
Chantilly-N, LLC	Virginia	Priority Nissan Chantilly
Chesapeake-A, LLC	Virginia	Priority Acura
Chesapeake-C, LLC	Virginia	Priority Chevrolet Greenbrier Chesapeake Priority Collision Center
Chesapeake-H, LLC	Virginia	Priority Honda Chesapeake
Chesapeake-Hy, LLC	Virginia	Priority Hyundai
Chesapeake-I, LLC	Virginia	Priority Infiniti
Chesapeake-T, LLC	Virginia	Priority Toyota Chesapeake
Clackamas-Air, LLC	Oregon	Portland Airstream Adventures
Clackamas Ultimate Airstreams, LLC	Oregon	Ultimate Airstreams
Clear Lake-I, Inc.	Texas	Clear Lake Infiniti
Clinton-C, LLC	Michigan
Coral Springs-A, LLC	Florida	Audi Coral Springs
Costa Mesa-CJD, Inc.	California	Orange Coast Chrysler Dodge Jeep Ram Fiat
Cranberry Automotive, Inc.	Pennsylvania	Baierl Toyota
Dah Chong Hong CA Trading LLC	Delaware
Dah Chong Hong Trading Corporation	New Jersey
Dallas-H, Inc.	Texas	John Eagle Honda of Dallas
Dallas-K, Inc.	Texas	Southwest Kia
Dallas-T, Inc.	Texas	John Eagle Sport City Toyota
Daron Motors LLC	New Jersey	DCH Academy Honda
DCH Bloomfield LLC	New Jersey	BMW of Bloomfield
DCH (Oxnard) Inc.	California	DCH Honda of Oxnard
DCH Auto Group (USA) Inc.	Delaware
DCH CA LLC	California
DCH Calabasas-A, LLC	California	Audi Calabasas
DCH California Investments LLC	California
DCH California Motors Inc.	California	DCH Toyota of Oxnard

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2024)

DCH Del Norte, Inc.	California
DCH DMS NJ, LLC	New Jersey
DCH Essex Inc.	New Jersey	Audi Millburn
DCH Financial NJ, LLC	New Jersey
DCH Freehold LLC	New Jersey	DCH Freehold Toyota
DCH Holdings LLC	Delaware
DCH Investments Inc. (New Jersey)	New Jersey
DCH Investments Inc. (New York)	New York	Dah Chong Hong (USA)
DCH Korean Imports LLC	California	DCH Kia of Temecula
DCH Mission Valley LLC	California	DCH Honda of Mission Valley
DCH Monmouth LLC	New Jersey	BMW of Freehold
DCH Montclair LLC	New Jersey	DCH Montclair Acura
DCH Motors LLC	New Jersey	DCH Kay Honda
DCH Nanuet LLC	New York	DCH Honda of Nanuet
DCH North America Inc.	Delaware
DCH NY Motors LLC	Delaware	DCH Wappingers Falls Toyota
DCH Oxnard 1521 Imports Inc.	California	Audi Oxnard
DCH Riverside-S, Inc.	California	DCH Subaru of Riverside
DCH Support Services, LLC	New Jersey
DCH Temecula Imports LLC	California	DCH Honda of Temecula
DCH Temecula Motors LLC	California	DCH Chrysler Dodge Jeep Ram Fiat of Temecula
DCH Thousand Oaks-F, Inc.	California	DCH Ford of Thousand Oaks
DCH TL Holdings LLC	Delaware
DCH TL NY Holdings LLC	Delaware
DCH Torrance Imports Inc.	California	DCH Toyota of Torrance
Denver Exotics, LLC	Colorado	Ferrari of Denver
Desert-CJD, LLC	Nevada	Desert 215 Superstore
DFC Business Services, LLC	Delaware
DFC Funding, LLC	Delaware
Doral-A, LLC	Florida	Doral Acura
Doral-G, LLC	Florida	Doral Genesis
Doral-Hy, LLC	Florida	Doral Hyundai
Doral-K, LLC	Florida	Doral Kia
Doral-VW, LLC	Florida	Doral Volkswagen
Driveway Motors, LLC	Delaware	Driveway Motors Driveway
Driveway & Logistics LLC	Delaware
Edmonds-T, LLC	Washington
Elk Grove-F, Inc.	California	Elk Grove Ford
Fairfield-Air, Inc.	California	Bay Area Airstream Adventures
Farmington Hills Imports, LLC	Michigan	Audi Farmington Hills Porsche Farmington Hills Suburban Mazda of Farmington Hills Suburban Volkswagen of Farmington Hills
Farmington Hills-CJD, LLC	Michigan	Suburban Chrysler Dodge Jeep Ram of Farmington Hills
Farmington Hills-H, LLC	Michigan	Suburban Honda
Farmington Hills-N, LLC	Michigan	Suburban Nissan of Farmington Hills
Farmington Hills-T, LLC	Michigan	Suburban Toyota of Farmington Hills
Ferndale Collision, LLC	Michigan
Ferndale-BG, LLC	Michigan
Ferndale-F, LLC	Michigan	Suburban Ford of Ferndale
FH Collision, LLC	Michigan
FL Doral-S, LLC	Florida
Florida City-H, LLC	Florida	Largo Honda
Frisco-K, Inc.	Texas	Kia of Frisco
Lithia Florida Holding, Inc.	Florida
Florida SS, LLC	Florida
Fontana-H, Inc.	California	Rock Honda
Fort Worth-CJD, LLC	Texas	Meador Chrysler Dodge Jeep Ram

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2024)

Wesley Chapel-C, LLC (formerly known as Fort Pierce-CJD, LLC)	Florida	Chevrolet of Wesley Chapel
Garden City-CJD, LLC	Michigan	Suburban Chrysler Dodge Jeep Ram of Garden City
Greencars, Inc.	Oregon
Hampton-H, LLC	Virginia	Priority Honda Hampton
Hampton-T, LLC	Virginia
Henderson-Hy, LLC	Nevada	Henderson Hyundai Superstore
Houston-A, Inc.	Texas	John Eagle Acura
Houston-H, Inc.	Texas	John Eagle Honda of Houston
Houston-I, Inc.	Texas	Southwest Infiniti
Hutchins Eugene Nissan, Inc.	Oregon	Lithia Nissan of Eugene
Hutchins Imported Motors, Inc.	Oregon	Lithia Toyota of Springfield
Jackson-T, LLC	Mississippi	Toyota of Jackson
Katy-H, Inc.	Texas	Katy Honda
Knoxville-CJD, LLC	Tennessee	West Knoxville Chrysler Dodge Jeep Ram
L253, LLC	Hawaii	Honolulu GMC Cadillac
L790, LLC	Nevada	Reno Airstream Adventures
L802, Inc.	Minnesota
L814, LLC	Tennessee
L815, LLC	Tennessee	Sunrise Buick GMC at Wolfchase
L816, LLC	Tennessee	Sunrise Chevrolet Buick GMC at Collierville
L820, LLC	Florida	Duval Honda
L821, LLC	Florida	Duval Acura
L822, LLC	Florida	Subaru of Gainesville
L824 Calibrations, LLC	New Jersey
LA Motors Holding, LLC	California
LAD Advertising, Inc.	Oregon	LAD Advertising LAD Printing The Print Shop at the Commons The Print Shop
LAD Auto Receivables Trust 2021-1	Delaware
LAD Auto Receivables Holding Trust 2021-1	Delaware
LAD Auto Receivables Trust 2022-1	Delaware
LAD Auto Receivables Holding Trust 2022-1	Delaware
LAD Auto Receivables Trust 2023-1	Delaware
LAD Auto Receivables Holding Trust 2023-1	Delaware
LAD Auto Receivables Trust 2023-2	Delaware
LAD Auto Receivables Holding Trust 2023-2	Delaware
LAD Auto Receivables Trust 2023-3	Delaware
LAD Auto Receivables Holding Trust 2023-3	Delaware
LAD Auto Receivables Trust 2023-4	Delaware
LAD Auto Receivables Holding Trust 2023-4	Delaware
LAD Auto Receivables Trust 2024-1	Delaware
LAD Auto Receivables Holding Trust 2024-1	Delaware
LAD Auto Receivables Trust 2024-2	Delaware
LAD Auto Receivables Holding Trust 2024-2	Delaware
LAD Auto Receivables Trust 2024-3	Delaware
LAD Auto Receivables Holding Trust 2024-3	Delaware
LAD Carson-N, LLC	California
LAD Mission Viejo-JLR, Inc.	California	Jaguar Land Rover Mission Viejo
LAD Mobu, Inc.	Delaware
LAD-AU, LLC	California	Audi Downtown LA
LAD-F, LLC	California	Ford of Downtown LA
LAD-MB, LLC	California	Mercedes-Benz of Downtown LA
LAD-N, LLC	California	Nissan of Downtown LA
LAD-P, LLC	California	Porsche of Downtown LA
LAD-T, LLC	California	Toyota of Downtown LA
LAD-V, LLC	California	Volkswagen of Downtown LA
Las Vegas-CJD, LLC	Nevada	Sahara Chrysler Dodge Ram
Las Vegas-G, LLC	Nevada	Genesis of Las Vegas

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2024)

Las Vegas-Hy, LLC	Nevada	Hyundai of Las Vegas
Las Vegas-J, LLC	Nevada	Jeep Only
Latham Ford-F, LLC	New York	Ford of Latham
Lauderdale-A, LLC	Florida	Audi Fort Lauderdale
LBMP, LLC	Oregon	BMW Portland
League City-H, Inc.	Texas	Honda of Clear Lake
Lexington-CJD, LLC	Kentucky	Freedom Chrysler Dodge Ram of Lexington Freedom RAM Truck Center of Lexington Freedom Jeep of Lexington
LFKF, LLC	Oregon	Lithia Ford of Klamath Falls
LGPAC, Inc.	Oregon	Lithia’s Grants Pass Auto Center Xpress Lube
Lithia AcDM, Inc.	Iowa	Acura of Johnston
Lithia Aircraft, Inc.	Oregon
Lithia Anchorage-C, LLC	Alaska	Chevrolet of Wasilla
Lithia Anchorage-H, LLC	Alaska	Lithia Kia of Anchorage
Lithia Armory Garage, LLC	Delaware	Armory Chrysler Dodge Jeep Ram Fiat of Albany
Lithia Auction & Recon, LLC	Delaware	Auction & Recon
Lithia Auto Services, Inc.	Oregon	Lithia Body & Paint
Lithia BA Holding, Inc.	Delaware
Lithia Baierl-S, LLC	Pennsylvania	Baierl Subaru Collision Center
Lithia BNM, Inc. (non-operating)	Oregon
Lithia Bryan Texas, Inc.	Texas	Lithia Chrysler Dodge Jeep Ram Fiat of Bryan College Station
Lithia CDH, Inc.	Montana	Lithia Chrysler Dodge Jeep Ram Fiat of Helena
Lithia CIMR, Inc.	California	Lithia Chevrolet of Redding
Lithia CJDO, Inc.	Texas	All American Chrysler Jeep Dodge of Odessa
Lithia CJDSA, Inc.	Texas	All American Chrysler Dodge Jeep Ram Fiat of San Angelo All American Autoplex
Lithia CJDSF, Inc.	New Mexico	Lithia Chrysler Dodge Jeep Ram Fiat of Santa Fe
Lithia CM, Inc.	Texas	All American Chevrolet of Midland All American Collision of Midland
Lithia CO, Inc.	Texas	All American Chevrolet of Odessa All American Collision
Lithia Community Development Company, Inc.	Oregon
Lithia Crater Lake-F, Inc.	Delaware	Crater Lake Ford
Lithia Crater Lake-M, Inc.	Delaware	Crater Lake Mazda
Lithia CSA, Inc.	Texas	All American Chevrolet of San Angelo All American Collision Center of San Angelo
Lithia DE, Inc.	Oregon	Lithia Chrysler Dodge Jeep Ram Fiat of Eugene
Lithia Des Moines-VW, LLC	Iowa	Lithia Volkswagen of Des Moines
Lithia DM, Inc.	Oregon	Lithia Chrysler Dodge Jeep Ram Fiat
Lithia DMID, Inc.	Texas	All American Chrysler Jeep Dodge Ram of Midland
Lithia Dodge of Tri-Cities, Inc.	Washington	Lithia Chrysler Dodge Jeep Ram Fiat of Tri-Cities
Lithia Eatontown-F, LLC	New Jersey	DCH Ford of Eatontown
Lithia Financial Corporation (previously Lithia Leasing, Inc. and Lithia Credit, Inc.)	Oregon	Lithia Leasing
Lithia FLCC, LLC	Texas	Access Collision Center
Lithia FMF, Inc.	California	Lithia Ford Lincoln of Fresno
Lithia Ford of Boise, Inc.	Idaho	Lithia Ford Lincoln of Boise
Lithia Fresno, Inc.	California	Lithia Subaru of Fresno
Lithia Georgia Real Estate, LLC	Georgia
Lithia Hamilton-H, LLC	New Jersey	Hamilton Honda
Lithia Hazleton-H, LLC	Pennsylvania
Lithia HDM, Inc.	Iowa	Honda of Ames
Lithia HGF, Inc.	Montana
Lithia HMID, Inc.	Texas	Hyundai of Odessa
Lithia HPI, Inc. (non-operating)	Oregon
Lithia Idaho Falls-F, Inc.	Delaware	Lithia Body and Paint of Idaho Falls
Lithia Imports of Anchorage, Inc.	Alaska	Lithia Anchorage Auto Body

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2024)

Lithia Insurance Services, LLC	Oregon
Lithia JEF, Inc.	California	Lithia Hyundai of Fresno
Lithia Klamath, Inc.	Oregon	Lithia Chrysler Jeep Dodge of Klamath Falls Lithia Body and Paint of Klamath Falls
Lithia Klamath-T, Inc.	Oregon	Lithia Toyota of Klamath Falls
Lithia MBDM, Inc.	Iowa	Mercedes-Benz of Des Moines
Lithia Medford HON, Inc.	Oregon	Lithia Honda
Lithia Michigan Holding, Inc.	Michigan
Lithia Middletown-L, LLC	New York	Lexus of Orange County
Lithia Monroeville-F, LLC	Pennsylvania
Lithia Moon-S, LLC	Pennsylvania	Driveway Subaru of Moon Township
Lithia Moon-V, LLC	Pennsylvania	Volkswagen of Moon Township
Lithia Morgantown-CJD, LLC	West Virginia	Chrysler Dodge Jeep Ram Fiat of Morgantown
Lithia Morgantown-F, LLC	West Virginia	Ford Lincoln of Morgantown
Lithia Morgantown-S, LLC	West Virginia	Subaru of Morgantown
Lithia Motors Support Services, Inc.	Oregon	Lithia’s LAD Travel Service
Lithia MTLM, Inc.	Oregon	Lithia Toyota Lithia’s Pre-Owned Outlet
Lithia NA, Inc.	Alaska	BMW of Anchorage MINI of Anchorage
Lithia NC, Inc.	California	Lithia Nissan of Clovis
Lithia ND Acquisition Corp. #1	North Dakota
Lithia ND Acquisition Corp. #3	North Dakota
Lithia NDM, Inc.	Iowa	Lithia Nissan of Ames
Lithia NE Tech Training, LLC	New Jersey
Lithia NF, Inc.	California	Lithia Nissan of Fresno
Lithia Northeast Real Estate, LLC	New Jersey
Lithia Northwest Real Estate, LLC	Oregon
Lithia NSA, Inc.	Texas
Lithia of Abilene, LLC	Texas
Los Angeles-M, Inc.	California	Keyes European
Lithia of Anchorage, Inc.	Alaska	Lithia Chrysler Dodge Jeep Ram Fiat of Anchorage
Lithia of Bend #1, LLC	Oregon	Bend Honda
Lithia of Bend #2, LLC	Oregon	Chevrolet of Bend Lithia Body & Paint of Bend
Lithia of Bennington - 3, LLC	Vermont
Lithia of Bennington - 4, LLC	Vermont
Lithia of Billings II LLC	Montana	Lithia Toyota of Billings
Lithia of Billings, Inc.	Montana	Lithia Chrysler Jeep Dodge of Billings Lithia Body and Paint of Billings
Lithia of Casper, LLC	Wyoming	Greiner Collision Center Greiner Ford of Casper
Lithia of Corpus Christi, Inc.	Texas	Lithia Body and Paint of Corpus Christi Lithia Pre-Owned Vehicles Lithia Chrysler Dodge Jeep Ram of Corpus Christi
Lithia of Des Moines, Inc.	Iowa	BMW of Des Moines Lithia Body and Paint of Des Moines
Lithia of Eureka, Inc.	California
Lithia of Fairbanks, Inc.	Alaska	Chevrolet GMC of Fairbanks
Lithia of Great Falls, Inc.	Montana	Lithia Chrysler Dodge Jeep Ram of Great Falls
Lithia of Helena, Inc.	Montana	Lithia Chevrolet GMC of Helena
Lithia of Honolulu-A, Inc.	Hawaii	Acura of Honolulu
Lithia of Honolulu-F, LLC	Delaware	Honolulu Ford
Lithia of Honolulu-V, LLC	Hawaii	Honolulu Volkswagen
Lithia of Killeen, LLC	Texas	All American Chevrolet of Killeen
Lithia of Lodi, Inc.	California
Lithia of Maui-H, LLC	Hawaii	Island Honda Island Auto Center
Lithia of Missoula II, LLC	Montana	Lithia Toyota of Missoula
Lithia of Missoula III, Inc.	Montana	Lithia Ford of Missoula
Lithia of Missoula, Inc.	Montana	Lithia Chrysler Jeep Dodge of Missoula

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2024)

Lithia of Pocatello, Inc.	Idaho	Lithia Chrysler Dodge Jeep Ram of Pocatello
Lithia of Portland I, LLC	Oregon
Lithia of Portland, LLC	Oregon	Buick GMC of Beaverton
Lithia of Robstown, LLC	Delaware	Chrysler Dodge Jeep Ram of Calallen
Lithia of Roseburg, Inc.	Oregon	Lithia Chrysler Dodge Jeep Ram Fiat of Roseburg Lithia Roseburg Auto Center
Lithia of Santa Rosa, Inc.	California
Lithia of Seattle, Inc.	Washington	BMW Seattle
Lithia of South Central AK, Inc.	Alaska	Chevrolet of South Anchorage
Lithia of Spokane II, Inc.	Washington	Lithia Chrysler Dodge Jeep Ram Fiat of Spokane
Lithia of TF, Inc.	Idaho	Lithia Chrysler Jeep Dodge of Twin Falls
Lithia of Troy, LLC	New York	Subaru of Troy
Lithia of Utica - 2, LLC	New York	Don's Ford Body Shop Don’s Ford
Lithia of Utica - 3, LLC	New York	Subaru of Utica
Lithia of Utica - 4, LLC	Delaware
Lithia of Walnut Creek, Inc.	California	Diablo Subaru of Walnut Creek Lithia Pre-Owned Center of Walnut Creek
Lithia of Wasilla, LLC	Alaska	Lithia Chrysler Jeep Dodge Ram of Wasilla
Lithia of Yorkville - 1, LLC	New York
Lithia of Yorkville - 2, LLC	New York	Chrysler Dodge Jeep Ram of Utica
Lithia of Yorkville - 3, LLC	New York
Lithia of Yorkville - 5, LLC	New York
Lithia Orchard Park-H, LLC	Delaware	Ray Laks Honda
Lithia Paramus-M, LLC	New Jersey	Mercedes-Benz of Paramus
Lithia Pittsburgh-S, LLC	Pennsylvania	Subaru of South Hills
Lithia Ramsey-B, LLC	New Jersey	BMW of Ramsey
Lithia Ramsey-L, LLC	New Jersey	Prestige Lexus of Ramsey
Lithia Ramsey-M, LLC	New Jersey	MINI of Ramsey
Lithia Ramsey-T, LLC	New Jersey	Prestige Toyota of Ramsey
Lithia Real Estate, Inc.	Oregon
Lithia Reno-CJ, LLC	Nevada	Lithia Chrysler Jeep of Reno
Lithia Reno-VW, LLC	Nevada	Lithia Volkswagen of Reno
Lithia Reno Sub-HYUN, Inc.	Nevada	Lithia Body & Paint Lithia Reno Subaru
Lithia Rose-FT, Inc.	Oregon	Lithia Body & Paint of Roseburg Lithia Ford of Roseburg
Lithia RV Holdings, Inc.	Oregon	Airstream Adventures
Lithia Salmir, Inc.	Nevada	Lithia Hyundai of Reno
Lithia Sea P, Inc.	California	Porsche Monterey
Lithia Seaside, Inc.	California	BMW of Monterey
Lithia SOC, Inc.	Oregon	Lithia Subaru of Oregon City
Lithia Spokane-B, LLC	Washington	BMW of Spokane
Lithia Spokane-S, LLC	Washington	Subaru of Spokane
Lithia SSP, LLC	Oregon
Lithia TA, Inc.	Texas	Lithia Toyota of Abilene
Lithia Tennessee Holding, Inc.	Tennessee
Lithia TO, Inc.	Texas	Lithia Toyota of Odessa
Lithia TR, Inc.	California	Lithia Toyota of Redding
Lithia VA Real Estate, LLC	Virginia
Lithia VA Sales and Credit, LLC	Virginia
Lithia VAuDM, Inc.	Iowa	Audi Des Moines
Lithia Virginia Holding, Inc.	Virginia
Lithia Wexford-H, LLC	Pennsylvania	Baierl Honda
LLL Sales Co LLC	California
LMBB, LLC	Oregon	Mercedes-Benz of Beaverton
LMBP, LLC	Delaware	Mercedes-Benz of Portland Smart Center of Portland
LMOP, LLC	Oregon	MINI of Portland
LSTAR, LLC	Oregon

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2024)

Madison-H, Inc.	Wisconsin	Wilde East Towne Honda
Wesley Chapel-M, LLC (formerly known as Margate-CJD, LLC)	Florida	Mazda of Wesley Chapel
Medford Insurance, LLC	Oregon
Mesquite-K, Inc.	Texas	Mesquite Kia
Mesquite-M, Inc.	Texas
Miami Gardens-BG, LLC	Florida	Buick GMC of North Miami
Miami Gardens-G, LLC	Florida
Miami Gardens-Hy, LLC	Florida	Hyundai of North Miami Lehman Auto World Collision Center
Miami Gardens-M, LLC	Florida
Miami Gardens-S, LLC	Florida	Subaru of North Miami
Milton-Air, LLC	Washington	Seattle Airstream Adventures
Mission Hills-H, Inc.	California	Keyes Hyundai of Mission Hills
Mobile-S, LLC	Alabama
Morgan Hill-Air, Inc.	California
MAPO109, Inc.	Minnesota	Porsche St. Paul
MNAU109, Inc.	Minnesota	Audi St. Paul
MNAU426, Inc.	Minnesota	Audi Minneapolis
MNBM391, Inc.	Minnesota	BMW of Minnetonka
MNFE426, Inc.	Minnesota	Twin Cities Performance
MNGM056, Inc.	Minnesota
MNPO426, Inc.	Minnesota	Porsche Minneapolis
MNST433, Inc.	Minnesota	Coon Rapids Chrysler Dodge Jeep Ram
Newport News-C, LLC	Virginia	Priority Chevrolet
New Port Richey-Moto, LLC	Florida
Norfolk-F, LLC	Virginia	Priority Ford Norfolk Norfolk Priority Collision
Northland Ford Inc.	Pennsylvania	Baierl Ford
Novi-I, LLC	Michigan
Orlando-JLR, LLC	Florida	Land Rover Orlando
Wesley Chapel-Hy, LLC (formerly known as Palm Beach-CJD, LLC)	Florida	Hyundai of Wesley Chapel
PA Real Estate, LLC	Pennsylvania
PA Support Services, LLC	Pennsylvania
Panama City-Moto, LLC	Florida
Paramus World Motors LLC	New Jersey	DCH Paramus Honda
Personalized Marketing, LLC	Oregon
Philadelphia-F, LLC	Pennsylvania
Phoenix-T, Inc.	Arizona	Bell Road Certified Collision Center Bell Road Toyota
Plymouth-C, LLC	Michigan	Suburban Cadillac of Plymouth Suburban Cadillac Collision of Plymouth
PNA Holding LLC	Delaware
Ramsey HoldingCo, Inc.	Iowa
Redwood-Hy, LLC	Nevada	ABC Hyundai
RFA Holdings, LLC	Oregon
Roanoke-H, LLC	Virginia	Priority Honda Roanoke
Rock Business Services, Inc.	California
Rockwall-H, Inc.	Texas	Honda Cars of Rockwall
Rockwall-K, Inc.	Texas	Rockwall Kia
Roseville-C, Inc.	California
Roseville-K, Inc.	California
Roseville-T, Inc.	California	Roseville Toyota
Round Rock-K, Inc.	Texas	Kia of Round Rock
Sacramento-L, Inc.	California	Lexus of Sacramento Lexus of Roseville
Salem-B, LLC	Oregon	BMW of Salem
Salem-H, LLC	Oregon	Honda of Salem
Salem-V, LLC	Oregon	Volkswagen of Salem
San Antonio-H, LLC	Texas	Hill Country Honda

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2024)

Sanford-CJD, LLC	Florida	Chrysler Dodge Jeep Ram of Seminole County
San Francisco-B, Inc.	California	BMW of San Francisco MINI of San Francisco
SCFC Business Services LLC	Delaware
Sharlene Realty LLC	New Jersey	DCH Brunswick Toyota
Sherman Oaks-A, Inc.	California	Audi Van Nuys
Sherman Oaks-Ac, Inc.	California	Acura of Sherman Oaks
Sherman Oaks-B, Inc.	California	BMW of Sherman Oaks
Shift Portland, LLC	Oregon
Smyrna-F, LLC	Georgia	Wade Ford Wade Ford (Pre-Owned) Wade Ford (Fleet)
Driveway Finance Corporation (formerly known as Southern Cascades Finance Corporation	Oregon
Southeast SS, LLC	Tennessee
Southwest Realty Holdings Holdco, LLC	Nevada
Spokane Valley-Air, LLC	Washington	Spokane Airstream Adventures
Springfield-T, LLC	Virginia	Priority Toyota Springfield
Sterling Heights-F, LLC	Michigan	Suburban Ford of Sterling Heights
Sterling-BM, LLC	Virginia	BMW of Sterling MINI of Sterling
Sterling-RLM, LLC	Virginia	Lamborghini Washington McLaren Washington Rolls-Royce Motor Cars Washington Bugatti Washington
New Port Richey-H, LLC (formerly known as Tamarac-CJD, LLC)	Florida	Hyundai of New Port Richey Hyundai of New Port Richey Certified Used Cars
New Port Richey-V, LLC	Florida	Volkswagen of New Port Richey
Tampa-F, LLC	Florida	Elder Ford of Tampa Elder Ford Collision
Tampa-H, LLC	Florida	Tampa Honda
Tampa Bay-Moto, LLC	Florida
Thousand Oaks-S, Inc.	California	DCH Subaru of Thousand Oaks
TN Real Estate, LLC	Tennessee
Troy Collision, LLC	Michigan	Suburban Collision of Troy
Troy Exotics, LLC	Michigan	Bentley Troy Lamborghini Troy Maserati of Troy McLaren Troy Rolls-Royce Motor Cars Michigan
Troy-F, LLC	Michigan	Suburban Ford of Troy
Troy-BG, LLC	Michigan	Suburban Buick GMC of Troy
Troy-C, LLC	Michigan	Suburban Cadillac of Troy
Troy-CJD, LLC	Michigan	Suburban Chrysler Dodge Jeep Ram of Troy
Troy-H, LLC	Michigan	Suburban Hyundai of Troy
Troy-I, LLC	Michigan
Troy-JLR, LLC	Michigan	Land Rover Troy
Troy-N, LLC	Michigan
Troy-S, LLC	Michigan	Suburban Subaru of Troy
Troy-T, LLC	Michigan	Suburban Toyota of Troy
Troy-V, LLC	Michigan	Suburban Volvo Cars
Troy-VW, LLC	Michigan
Troy-M, LLC	Michigan	Suburban Mazda of Troy
Tustin Motors Inc.	California	DCH Tustin Acura
Union-H, LLC	New Jersey	Planet Honda Planet Auto Body The Used Car Universe
Union-K, LLC	New Jersey
Urbandale-S, LLC	Iowa	Ramsey Subaru of Des Moines
Van Nuys-C, Inc.	California
Van Nuys-H, Inc.	California	Keyes Hyundai of Van Nuys
Van Nuys-L, Inc.	California	Keyes Lexus of Valencia Keyes Lexus

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2024)

Van Nuys-T, Inc.	California	Keyes Toyota
Vienna-MN, LLC	Virginia
Washington-F, LLC	Michigan	Suburban Ford of Romeo
Waterford-F, LLC	Michigan	Suburban Ford of Waterford
Waukesha-CJD, Inc.	Wisconsin	Wilde Chrysler Dodge Jeep Ram
Waukesha-H, Inc.	Wisconsin	Wilde Honda
Waukesha-S, Inc.	Wisconsin	Wilde Subaru
Wesley Chapel-H, LLC	Florida	Wesley Chapel Honda Wesley Chapel Pre-Owned Super Center
Wesley Chapel-T, LLC	Florida	Wesley Chapel Toyota
Wesley Chapel-Moto, LLC	Florida
West Allis-T, Inc.	Wisconsin	Wilde Toyota
WIFO016, Inc.	Minnesota	Hudson Ford
Yuba City-CJD, Inc.	California	Lithia Chrysler Dodge Jeep Ram of Yuba City
Zelienople Real Estate, L.L.C.	Pennsylvania
Zelienople Real Estate I, LP	Pennsylvania
CANADIAN SUBSIDIARIES
Autoworks Markham, LP	Canada	Pfaff Autoworks Pfaff Tuning Pfaff Tuning Markham Pfaff Autoworks Markham
Autoworks Markham GP, Inc.	Canada
Autoworks Woodbridge, LP	Canada	Pfaff Autoworks Pfaff Tuning
Autoworks Woodbridge GP, Inc.	Canada
Canada-MC, LP	Canada
Canada-MC GP, Inc.	Canada
Guelph-S, LP	Canada	Pfaff Subaru
Guelph-S GP, Inc.	Canada
L817, Inc.	Canada	Woodbridge Hyundai Hyundai of Woodbridge Lithia Woodbridge Hyundai Lithia Hyundai of Woodbridge
Lithia Canada Holding Company, Inc.	Canada
Lithia Canada Leasing, LP	Canada	Pfaff Leasing
Lithia Canada Leasing GP, Inc.	Canada	Pfaff Leasing
Lithia Canada Real Estate, Inc.	Canada
Lithia Canada Real Estate 2, Inc.	Canada
Lithia Master GP Company, Inc.	Canada
Lithia Master LP Company, LP	Canada
Markham-B, LP	Canada	BMW Markham MINI Markham Markham BMW Markham MINI
Markham-B GP, Inc.	Canada
Markham-P, LP	Canada	Porsche Centre Markham Centre Markham Porsche
Markham-P GP, Inc.	Canada
Mississauga-B, LP	Canada	Pfaff BMW BMW Mississauga Mississauga BMW
Mississauga-B GP, Inc.	Canada
Motus Car Rental, LP	Canada	Motus Car Rental
Motus Car Rental GP, Inc.	Canada
Newmarket-A, LP	Canada	Audi Newmarket H.J. Pfaff Audi Newmarket Audi
Newmarket-A GP, Inc.	Canada
Newmarket-V, LP	Canada	Volkswagen of Newmarket H.J. Pfaff VW Newmarket Volkswagen
Newmarket-V GP, Inc.	Canada

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2024)

Richmond Hill-H, LP	Canada	Pfaff Harley-Davidson Harley Davidson Richmond Hill LiveWire Vaughan Pfaff LiveWire
Richmond Hill-H GP, Inc.	Canada	LiveWire Vaughan Pfaff LiveWire
Thornhill-A, LP	Canada	Acura of Thornhill Acura of North Toronto Thornhill Acura
Thornhill-A GP, Inc.	Canada	Acura of Thornhill Acura of North Toronto Thornhill Acura
Thornhill-H, LP	Canada	Honda of Thornhill Honda Thornhill Thornhill Honda Sisley for Honda Sisley Honda Thornhill Recon Center Honda North Toronto Honda of North Toronto
Thornhill-H GP, Inc.	Canada	Honda of Thornhill Honda Thornhill Thornhill Honda Sisley for Honda Sisley Honda Thornhill Recon Center Honda North Toronto Honda of North Toronto
Vancouver-MP, LP	Canada	McLaren Vancouver Vancouver McLaren Pfaff Reserve
Vancouver-MP GP, Inc.	Canada	Vancouver McLaren Pfaff Reserve
Vaughan-A, LP	Canada	Pfaff Audi Audi Vaughan Audi Vaughan Pre-Owned Pfaff Audi Pre-Owned
Vaughan-A GP, Inc.	Canada	Audi Vaughan Pre-Owned
Vaughan-D, LP	Canada	Ducati Toronto
Vaughan-D GP, Inc.	Canada	Ducati Toronto
Vaughan-P, LP	Canada	Pfaff Porsche Porsche Centre Vaughan Centre Vaughan Porsche
Vaughan-P GP, Inc.	Canada
Vaughan-S, LP	Canada	Singer Vaughan Singer
Vaughan-S GP, Inc.	Canada
Woodbridge-MC, LP	Canada	McLaren Toronto Toronto McLaren Pfaff Reserve
Woodbridge-MC GP, Inc.	Canada
Woodbridge-PA, LP	Canada	Pfaff Pagani Pagani of Toronto Vancouver Pagani Pagani Vancouver Pagani Toronto Pfaff Pagani Toronto Toronto Pagani
Woodbridge-PA GP, Inc.	Canada	Pagani Vancouver
UK SUBSIDIARIES
Allens (Plymouth) Limited	England and Wales (UK)
Alloy Racing Equipment Limited	England and Wales (UK)
Andre Baldet Limited	England and Wales (UK)
Arden 2 Limited	England and Wales (UK)
Arden Aylesford Limited	England and Wales (UK)
Arden Maidstone Limited	England and Wales (UK)

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2024)

Arden Tunbridge Wells Limited	England and Wales (UK)
Arena Auto Limited	England and Wales (UK)
Bletchley Motor Company Limited	England and Wales (UK)
Bletchley Motor Group Limited	England and Wales (UK)
Bramall Contracts Limited	England and Wales (UK)
Bramall Quicks Dealership Limited	England and Wales (UK)
Bramall Quicks Limited	England and Wales (UK)
Bridgegate Limited	England and Wales (UK)
Brightdart Limited	England and Wales (UK)
C D Bramall Dealerships Limited	England and Wales (UK)
C D Bramall Limited	England and Wales (UK)
C D Bramall Motor Group Limited	England and Wales (UK)
C.G.S.B. Holdings Limited	England and Wales (UK)
Car Store Limited	England and Wales (UK)
Car Store.com Limited	England and Wales (UK)
Central Motor Company (Leicester) Limited	England and Wales (UK)
Charles Sidney Limited	England and Wales (UK)
Chatfields Limited	England and Wales (UK)
Chatfields-Martin Walter Limited	England and Wales (UK)
Deighton Motor Co. Limited (The)	England and Wales (UK)
Derwent Vehicles Limited	England and Wales (UK)
Dunham & Haines Limited	England and Wales (UK)
Evans Halshaw (Cardiff) Limited	England and Wales (UK)
Evans Halshaw (Dormants) Limited	England and Wales (UK)
Evans Halshaw (Midlands) Limited	England and Wales (UK)
Evans Halshaw Limited	England and Wales (UK)
Evans Halshaw Motor Holdings Limited	England and Wales (UK)
Evans Halshaw.com Limited	England and Wales (UK)
G.E. Harper Limited	England and Wales (UK)
Godfrey Davis (Trust) Limited	England and Wales (UK)
Godfrey Davis Motor Group Limited	England and Wales (UK)
Stratstone Cars Limited	England and Wales (UK)
Stratstone Motors Group UK Limited	England and Wales (UK)
Stratstone Specialist Cars Limited	England and Wales (UK)
Stratstone Sports Cars Limited	England and Wales (UK)
JMG (Scotland) Limited	Scotland (UK)
JMG LP	Scotland (UK)
JMGUK Pension Trustees Limited	England and Wales (UK)
Lancaster Public Limited Company	England and Wales (UK)
Lewcan Limited	England and Wales (UK)
Lithia UK Holding Limited	England and Wales (UK)
Manchester Garages Holdings Limited	England and Wales (UK)
National Fleet Solutions Limited	England and Wales (UK)
Paramount Cars Limited	England and Wales (UK)
Pendragon Automotive Services Limited	England and Wales (UK)
Pendragon Finance and Insurance Services Limited	England and Wales (UK)
Pendragon General Partner Limited	England and Wales (UK)
Pendragon Group Pensions Trustees Limited	England and Wales (UK)
Pendragon Group Services Limited	England and Wales (UK)
Pendragon Limited Partner Limited	England and Wales (UK)
Pendragon Management Services Limited	England and Wales (UK)
Pendragon Motor Group Limited	England and Wales (UK)
Pendragon Newco 2 Limited	England and Wales (UK)
Pendragon Premier Limited	England and Wales (UK)
Pendragon Property Holdings Limited	England and Wales (UK)
Pendragon Sabre Limited	England and Wales (UK)
Pendragon Scottish Limited Partnership	Scotland (UK)
Pendragon Stock Finance Limited	England and Wales (UK)
Pendragon Vehicle Management Limited	England and Wales (UK)

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2024)

Petrogate Limited	England and Wales (UK)
Petrogate Properties Limited	England and Wales (UK)
Pickford Deighton Limited	England and Wales (UK)
Plumtree Motor Company Limited	England and Wales (UK)
Quicks (1997) Motor Holdings Limited	England and Wales (UK)
Quicks Finance Limited	England and Wales (UK)
Reg Vardy (Property Management) Limited	England and Wales (UK)
Reg Vardy (TMC) Limited	England and Wales (UK)
Reg Vardy (TMH) Limited	England and Wales (UK)
Reg Vardy Limited	England and Wales (UK)
Skipper Group Limited (The)	England and Wales (UK)
Skipper of Darlington Limited	England and Wales (UK)
Skipper of Wakefield Limited	England and Wales (UK)
Stratstone Automotive Limited	England and Wales (UK)
Stratstone Limited	England and Wales (UK)
Stratstone Luxury Vehicles Limited	England and Wales (UK)
Stratstone Motor Holdings Limited	England and Wales (UK)
Stratstone.com Limited	England and Wales (UK)
Stripestar Limited	England and Wales (UK)
Suresell Limited	England and Wales (UK)
The Car and Van Store Limited	England and Wales (UK)
Trust Properties Limited	England and Wales (UK)
Victoria (Bavaria) Limited	England and Wales (UK)
Wayside Trade Parts Limited	England and Wales (UK)
Woodseats Motors (Sheffield) Limited	England and Wales (UK)